AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER __, 2004
                                                   Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

--------------------------------------------------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             ----------------------


                               NATIONSHEALTH, INC.
                     (Exact name of Registrant as specified
                                 in its charter)

            DELAWARE                                    06-1688360
    --------------------------                -------------------------------
         (State or Other                             (I.R.S. Employer
         Jurisdiction of                         Identification Number.)
        Incorporation or
          Organization)


                               13650 NW 8TH STREET
                                    SUITE 109
                             SUNRISE, FLORIDA 33325
                                 (954) 903-5000
              ----------------------------------------------------
               (Address of Principal Executive Offices, including
                         Zip Code and Telephone Number)


                   NATIONSHEALTH, INC. 2004 STOCK OPTION PLAN
      ---------------------------------------------------------------------
                            (Full Title of the Plan)


                              GLENN M. PARKER, M.D.
                             CHIEF EXECUTIVE OFFICER
                               NATIONSHEALTH, INC.
                               13650 NW 8TH STREET
                                    SUITE 109
                             SUNRISE, FLORIDA 33325
                                 (954) 903-5000
              ----------------------------------------------------
                (Name, Address, including Zip Code, and Telephone
                          Number, including Area Code,
                              of Agent for Service)


                             ----------------------



                                   Copies to:

                              IRA J. COLEMAN, ESQ.
                           MCDERMOTT WILL & EMERY LLP
                            201 SOUTH BISCAYNE BLVD.
                              MIAMI, FLORIDA 33131
                                 (305) 358-3500


================================================================================




                         CALCULATION OF REGISTRATION FEE
============================================== =================== ==================== ====================== =====================
                                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM          AMOUNT OF
                                                   AMOUNT TO BE       OFFERING PRICE     AGGREGATE OFFERING        REGISTRATION
     TITLE OF SECURITIES TO BE REGISTERED         REGISTERED(1)        PER SHARE(2)           PRICE(2)                 FEE
============================================== =================== ==================== ====================== =====================
Common Stock, par                                   1,900,000             $6.72              $12,768,000              $1,618
value $0.0001 per share ...................
============================================== =================== ==================== ====================== =====================

----------------

(1)  Represents shares issuable under the NationsHealth, Inc. 2004 Stock Option
     Plan (the "Plan"). Pursuant to Rule 416(a) under the Securities Act of
     1933, as amended (the "Securities Act"), this Registration Statement also covers such additional indeterminate number of shares as may be issuable pursuant to the anti-dilution provisions of the Plan.

(2) Estimated solely for the purpose of computing the amount of the registration fee under Rule 457(c) and (h). The price per share and the aggregate offering price are based on $6.72 per share, the average of the high and low price per share of the Registrant's Common Stock on the Small
     Cap Market of The Nasdaq Stock Market as of the close of trading on September 27, 2004.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be, and are not being, filed by the Registrant with the Securities and Exchange Commission (the "SEC") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. Such documents, together with the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the SEC by the Registrant, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Registration Statement:

          (a) The Registrant's Amended Registration Statement on Form 8-A/A filed with the SEC on September 8, 2004;

          (b) The Registrant's Current Report on Form 8-K filed with the SEC on September 7, 2004;

          (c) The Registrant's Definitive Proxy Statement on Schedule 14A filed with the SEC on August 17, 2004;

          (d) The Registrant's Quarterly Report on Form 10-Q filed with the SEC on August 13, 2004;

          (e) The Registrant's Quarterly Report on Form 10-Q filed with the SEC on May 17, 2004; and

          (f) The Registrant's Annual Report on Form 10-K filed with the SEC on February 13, 2004.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Second Amended and Restated Certificate of Incorporation (the "Charter"), provides that, to the extent permitted by the Delaware General Corporation Law ("DGCL"), directors of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 102(b)(7) of the DGCL, however, states that such a provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL relating to unlawful dividends, distributions or the repurchase or redemption of stock or (iv) for any transaction from which the director derives an improper personal benefit.

         Section 145 of the DGCL empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

         The Registrant's Amended and Restated By-laws (the "By-laws") provide that the Registrant shall indemnify and hold harmless, to the fullest extent permitted by the DGCL, any person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with any threatened, pending or completed legal proceedings in which such person is involved by reason of the fact that he is or was a director, officer, employee or agent of the Registrant (or serving in any such capacity with another business organization at the request of the Registrant) if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, such director, officer, employee or agent may not be indemnified in respect of any claim, issue or matter as to which he shall have been adjudged to be liable to the Registrant unless a court determines otherwise.

         The Registrant maintains insurance policies that insure its directors and officers against damages arising out of claims which might be made against them based on their negligent acts or omissions while acting in their capacity as officers and directors.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.       EXHIBITS.

  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------

      5.1         Legal Opinion of McDermott Will & Emery LLP.

      10.1        NationsHealth, Inc. 2004 Stock Option Plan.

      23.1        Consent of McDermott Will & Emery LLP (included in Exhibit
                  5.1 hereto).

      23.2 Consent of Rachlin Cohen & Holtz LLP, independent registered public accounting firm.

      23.3 Consent of BDO Seidman, LLP, independent registered public accounting firm.

      24.1 Power of Attorney (included in the signature pages to this Registration Statement).

ITEM 9.  UNDERTAKINGS.

     (a)  The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
          Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to applicable law, the Charter, as it may be amended from time to time, the By-laws or the Registrant's indemnification agreements, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunrise, State of Florida, on October 1, 2004.

                                             NationsHealth, Inc.


                                             By:  /s/   GLENN M. PARKER,  M.D.
                                                  ------------------------------
                                                 Name: Glenn M. Parker, M.D.
                                                 Title: Chief Executive Officer


                                POWER OF ATTORNEY

         The undersigned directors and officers hereby constitute and appoint Glenn M. Parker, M.D. and Timothy Fairbanks, and each of them with full power to act without the other and with full power of substitution and resubstitution, as our true and lawful attorneys-in-fact and agents with full power to execute in our name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Form S-8 that are filed pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that such attorneys-in fact and agents, or either of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of October 1, 2004.


             SIGNATURE                                   TITLE
             ---------                                   -----

    /S/   ARTHUR SPECTOR
---------------------------------          Chairman of the Board and Director
          ARTHUR SPECTOR

    /S/   GLENN M. PARKER, M.D.           Chief Executive Officer and Director
---------------------------------            (Principal Executive Officer)
       GLENN M. PARKER, M.D.

    /S/   TIMOTHY FAIRBANKS               Chief Financial Officer and Director
---------------------------------     (Principal Financial Officer and Principal
         TIMOTHY FAIRBANKS                        Accounting Officer)

     /S/   LEWIS P. STONE
---------------------------------                President and Director
          LEWIS P. STONE

     /S/   DON K. RICE
---------------------------------                       Director
            DON K. RICE

     /S/   ELLIOT F. HAHN, PH.D.
---------------------------------                       Director
       ELLIOT F. HAHN, PH.D.

    /S/   GEORGE F. RAYMOND
---------------------------------                       Director
         GEORGE F. RAYMOND

             SIGNATURE                                   TITLE
             ---------                                   -----

    /S/   RICHARD R. HOWARD
---------------------------------                       Director
         RICHARD R. HOWARD

    /S/   GARY D. SMALL, D.P.M.
---------------------------------                       Director
       GARY D. SMALL, D.P.M.

     /S/   RAYMOND N. STEINMAN
---------------------------------                       Director
        RAYMOND N. STEINMAN

     /S/   MICHAEL D. TABRIS
---------------------------------                       Director
         MICHAEL D. TABRIS

                                  EXHIBIT INDEX

  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------

      5.1         Legal Opinion of McDermott Will & Emery LLP.

      10.1        NationsHealth, Inc. 2004 Stock Option Plan.

      23.1        Consent of McDermott Will & Emery LLP (included in Exhibit
                  5.1 hereto).

      23.2 Consent of Rachlin Cohen & Holtz LLP independent registered public accounting firm.

      23.3 Consent of BDO Seidman LLP, independent registered public accounting firm.

      24.1 Power of Attorney (included in the signature pages to this Registration Statement).